FLEXSHARES® TRUST

FlexShares® Ultra-Short Income Fund (RAVI)

SUPPLEMENT DATED APRIL 17, 2026 TO THE PROSPECTUS DATED MARCH 1, 2026, AS SUPPLEMENTED (THE “PROSPECTUS”)

Capitalized terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Fund’s Prospectus.

Effective April 17, 2026, the third paragraph appearing under the section entitled “Principal Investment Strategies,” occurring on page 3 of the Prospectus, is deleted and replaced with the following:

The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced (“TBAs”) transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls). The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures contracts, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.

Please retain this Supplement with your Prospectus for future reference.

FLEXSHARES® TRUST

FlexShares® Ultra-Short Income Fund (RAVI)

FlexShares® Core Select Bond Fund (BNDC)

SUPPLEMENT DATED APRIL 17, 2026 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS SUPPLEMENTED (THE “SAI”)

Capitalized terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Fund’s SAI.

Effective April 17, 2026, the first paragraph appearing under the section entitled “INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES,” occurring on page 2 of the SAI, is deleted and replaced with the following:

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. Each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The FlexShares® Core Select Bond Fund will invest no more than 10% of its total assets in non-agency asset-backed securities (including mortgage-backed securities). The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

Please retain this Supplement with your SAI for future reference.